Exhibit 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND 18 U.S.C. SECTION 1350

I, Raymond A. Link, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of FEI Company on Form 10-K for the annual period ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such annual report on Form 10-K fairly presents in all material respects the financial condition and results of operations of FEI Company.

By:	/s/ RAYMOND A. LINK
Raymond A. Link
Executive Vice President and Chief Financial Officer

February 19, 2010

EX – 32